                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 22, 1997

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                         0-21097                        84-1294908
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(State or other                (Commission                     (IRS Employer
jurisdiction of                  File No.)                  Identification No.)
incorporation)


        14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                    (Address of principal executive offices)

                                 (303) 215-9300
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.     Other Events.

         On May 22, 1997, Einstein/Noah Bagel Corp. (the "Company") entered into a Purchase Agreement ( a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), pursuant to which the Company agreed to issue and sell and the Initial Purchasers, subject to certain conditions, agreed to purchase $125,000,000 aggregate principal amount of the Company's 7-1/4% Convertible Subordinated Debentures due 2004 (the "Debentures") at an initial offering price of 100% of the principal amount thereof, less an initial purchasers' discount of 2.75% (the "Offering Price"). Pursuant to the Purchase Agreement, the Company also granted the Initial Purchasers an option for 30 days from May 22, 1997 to purchase all or any part of an additional $18,750,000 aggregate principal amount at maturity of Debentures at the Offering Price. The Debentures are convertible into shares of Common Stock at any time prior to maturity or redemption at a conversion price of $21.25 per share, subject to adjustment under certain conditions. A copy of the Company's press releases, dated May 13, 1997 and May 23, 1997, relating to the above offering are attached hereto as Exhibits 99.1 and 99.2.

         The issuance and sale of the Debentures were completed on May 29, 1997. A copy of the Company's press release, dated May 29, 1997, relating to such issuance and sale is attached hereto as Exhibit 99.3. The Debentures were issued pursuant to an Indenture dated as of May 29, 1997 between the Company and Bankers Trust Company, as trustee (a copy of which is attached hereto as Exhibit 4.2). The Initial Purchasers have offered the Debentures for resale to certain qualified purchasers in transactions not requiring registration under the Securities Act of 1933, as amended, including pursuant to Rule 144A and Regulation S thereunder.

         The Company and the Initial Purchasers have also entered into a Registration Rights Agreement (a copy of which is attached hereto as Exhibit 4.1) dated as of May 22, 1997, pursuant to which the Company has agreed to file with the Commission, within 60 days after May 29, 1997 and to use all reasonable efforts to cause to become effective, a shelf registration statement with respect to the resale of the Debentures and the common stock, par value $0.01 per share (the "Common Stock"), of the Company issuable upon conversion of the Debentures. If the shelf registration statement is not declared effective by July 28, 1997, or if the prospectus is unavailable for use for an aggregate period in excess of 60 days in any 12-month period (each, a "Registration Event"), the Company has agreed to pay liquidated damages to the holders of the Debentures and the holders of the Common Stock issued upon conversion of the Debentures. The liquidated damages will accrue upon the occurrence of any Registration Event and until such time as there are no Registration Events which have occurred and are continuing at a rate equal to one-half of one percent (0.5%) per annum of the principal amount of the Debentures.

Item 7.     Financial Statements and Exhibits.

         See Exhibit Index appearing elsewhere herein, which is incorporated herein by reference.





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Item 9.     Sales of Equity Securities Pursuant to Regulation S.

         On May 29, 1997, in connection with the issuance and sale of the Debentures described in Item 5 hereof, the Company sold $6,250,000 aggregate principal amount of Debentures to non-U.S. persons in a transaction pursuant to Regulation S under the Securities Act of 1933 (the "Offshore Transaction").
The Initial Purchasers acted as distributors for the Company in the Offshore Transaction. The Debentures were sold by the Company to the Initial Purchasers at the offering price of 100% of the principal amount thereof, less an initial purchasers' discount of 2.75% of the principal amount of the Debentures. The Debentures are convertible into shares of Common Stock at any time prior to maturity or redemption at a conversion price of $21.25 per share, subject to adjustment under certain conditions.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 30, 1997



                                            EINSTEIN/NOAH BAGEL CORP.



                                            By:          /s/ Joel M. Alam
                                                  ----------------------------
                                                  Joel M. Alam
                                                  Senior Vice President





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                           EINSTEIN/NOAH BAGEL CORP.

                                 EXHIBIT INDEX

EXHIBIT NUMBER                        DESCRIPTION
     1.1                  Purchase Agreement dated as of May 22, 1997 among
                          Einstein/Noah Bagel Corp., Merrill Lynch & Co.,
                          Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                          Alex. Brown & Sons Incorporated and Morgan Stanley &
                          Co. Incorporated.

     4.1                  Registration Rights Agreement dated as of May 22,
                          1997 among Einstein/Noah Bagel Corp., Merrill Lynch &
                          Co., Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated, Alex. Brown & Sons Incorporated and
                          Morgan Stanley & Co. Incorporated.

     4.2                  Indenture related to the Company's 7 1/4% Convertible
                          Subordinated Debentures due 2004 dated as of May 29,
                          1997 between the Company and Bankers Trust Company, as Trustee ("Indenture").

     10.1                 Indenture (included in Exhibit 4.2).

     99.1                 Press Release of the Company dated May 13, 1997.

     99.2                 Press Release of the Company dated May 23, 1997.

     99.3                 Press Release of the Company dated May 29, 1997.